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                                                                        Ex-23.2

                         INDEPENDENT AUDITOR'S CONSENT

      We consent to the incorporation by reference in this registration statement of AMERICAN ORIENTAL BIOENGINEERING, INC. on Form S-8 of our report dated March 29, 2002, appearing in the Annual Report on Form 10-KSB of AMERICAN ORIENTAL BIOENGINEERING, INC., for the year ended December 31, 2001.

                                                 /s/ Thomas Leger & Co., L.L.P.
                                                 ------------------------------
                                                 Thomas Leger & Co., L.L.P.
Houston, Texas
July 8, 2002